Exhibit 99.1

ATG Reports Second Quarter 2010 Financial Results

Year-Over-Year, Revenue Increased 11%, Deferred Revenue Increased 23%, Product License Bookings Increased 10% and Cash Flow from Operations Increased 62%

CAMBRIDGE, Mass.--(BUSINESS WIRE)--July 29, 2010--Art Technology Group, Inc. (NASDAQ: ARTG), the premier provider of cross channel commerce solutions, today reported financial results for the second quarter ended June 30, 2010.

Revenue for the second quarter of 2010 grew to $49.2 million, an 11% increase over second quarter 2009 revenue of $44.4 million. Deferred revenue for the second quarter of 2010 increased to $67.2 million, a 23% increase over second quarter 2009 deferred revenue of $54.8 million.

“ATG delivered another strong quarter with double-digit revenue, license bookings and cash flow from operations growth,” stated Bob Burke, ATG’s president and CEO. “Going into the second half of the year, we continue to see healthy demand for both our Commerce and Optimization businesses.”

Product license bookings, a non-GAAP measure which the company defines as the sale of perpetual licenses, grew 10% to $18.2 million for the second quarter from $16.6 million in the year ago quarter. Approximately 31% of product license bookings were deferred in the second quarter of 2010 and will be recognized in future periods.

Net income in accordance with GAAP for the second quarter of 2010 was $4.2 million, or $0.03 per diluted share, compared with net income of $4.6 million, or $0.03 per diluted share, in the second quarter of 2009.

Non-GAAP net income was $8.2 million for the second quarter of 2010, or $0.05 per diluted share, compared with non-GAAP net income of $7.9 million, or $0.06 per diluted share, for the second quarter of 2009.

Cash flow from operations for the second quarter of 2010 was $8.1 million, a 62% increase over cash flow from operations of $5.0 million in the second quarter of 2009.

“We are very pleased with our performance in the first half of 2010,” stated Julie Bradley, ATG’s senior vice president and CFO. “Given our year-to-date results and market outlook, we anticipate a strong second half performance.”

Quarterly Conference Call

ATG management will discuss the company’s second quarter 2010 financial results, recent highlights, and business outlook on its quarterly conference call for investors at 10:00 a.m. ET today. The conference call will be broadcast live over the Internet. Investors interested in listening to the webcast should log on to the “Investors” section of the ATG website, www.atg.com. The live conference call also can be accessed by dialing (866) 723-3575 (or (706) 634-8872 for international calls) and using conference ID No. 84949138. A replay of the call will be available on the company’s website later in the day.

About ATG

ATG (Nasdaq: ARTG) provides the most advanced cross-channel commerce software and services to fuel the growth of the world’s top brands. Offering the industry’s leading commerce solution, ATG works in partnership with clients to drive sales via a personalized customer experience – unifying and optimizing interactions across the Web, contact center, mobile devices, social media, physical stores, and other key channels. Exclusively focused on online and cross-channel commerce, ATG is uniquely capable of powering the most innovative and successful commerce experiences, with results that outperform industry norms. ATG Commerce is the commerce platform and business user application solution top-rated by industry analysts for powering results-driven, personalized, and innovative e-commerce sites. ATG's platform-neutral optimization solutions for live help, lead performance, and product recommendations can be easily added to any website to increase conversions and reduce abandonment. ATG is headquartered in Cambridge, Massachusetts, with additional locations throughout North America and Europe. For more information, please visit http://www.atg.com.

© 2010 Art Technology Group, Inc. ATG and Art Technology Group are registered trademarks of Art Technology Group, Inc. All other product names, service marks, and trademarks mentioned herein are trademarks of their respective owners.

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(UNAUDITED)

	June 30,	March 31,	December 31,		June 30,
	2010	2010	2009		2009
ASSETS

Current Assets:
Cash, cash equivalents and marketable securities (including restricted cash of $50 at June 30, 2010, March 31, 2010 and December 31, 2009 and $0 at June 30, 2009)	$145,184	$138,703	$79,094		$71,335
Accounts receivable, net	44,963	36,385	41,522		39,155
Deferred costs, current	1,588	1,216	767		876
Prepaid expenses and other current assets	6,298	5,364	3,789		3,826

Total current assets	198,033	181,668	125,172		115,192

Property and equipment, net	14,017	11,347	9,934		10,500
Intangible assets, net	8,391	9,600	4,064		5,917
Deferred costs, less current portion	3,241	2,025	1,387		1,884
Marketable securities (including restricted cash of $738 at June 30, 2010, March 31, 2010 and December 31, 2009 and $419 at June 30, 2009)	25,823	30,412	6,439		419
Other assets	2,274	2,394	1,357		1,457
Goodwill	77,442	77,555	65,683		65,683

Total long-term assets	131,188	133,333	88,864		85,860

Total assets	$329,221	315,001	$214,036		$201,052

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$4,657	$3,477	$5,720		$5,229
Accrued expenses	15,772	17,134	18,873		15,398
Deferred revenue, current portion	44,549	42,661	42,640		41,765

Total current liabilities	64,978	63,272	67,233		62,392

Other liabilities	1,346	1,527	536		1,775
Deferred revenue, less current portion	22,616	15,659	10,356		13,046

Total long-term liabilities	23,962	17,186	10,892	#	14,821

Stockholders' equity	240,281	234,543	135,911		123,839

Total liabilities and stockholders' equity	$329,221	$315,001	$214,036		$201,052

ART TECHNOLOGY GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(UNAUDITED)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
Revenue:
Product licenses	$16,351	$12,857	$13,576	$29,208	$26,506
Recurring services	27,211	26,670	24,028	53,881	47,131
Professional and education services	5,601	5,197	6,823	10,798	12,701

Total revenue	49,163	44,724	44,427	93,887	86,338

Cost of Revenue:
Product licenses	512	534	457	1,046	847
Recurring services	10,254	9,716	8,722	19,970	17,619
Professional and education services	4,807	4,840	5,505	9,647	10,807

Total cost of revenue	15,573	15,090	14,684	30,663	29,273

Gross Profit	33,590	29,634	29,743	63,224	57,065

Operating Expenses:
Research and development	8,149	8,661	7,663	16,810	15,133
Sales and marketing	15,450	14,429	12,541	29,879	24,829
General and administrative	5,114	5,125	4,670	10,239	9,159
Restructuring charges	352	-	-	352	-

Total operating expenses	29,065	28,215	24,874	57,280	49,121

Income from operations	4,525	1,419	4,869	5,944	7,944
Interest and other income (expense), net	76	(221)	339	(145)	550

Income before income taxes	4,601	1,198	5,208	5,799	8,494
Provision (benefit) for income taxes	427	(861)	588	(434)	900
Net income	$4,174	$2,059	$4,620	$6,233	$7,594

Basic net income per share	$0.03	$0.01	$0.04	$0.04	$0.06

Diluted net income per share	$0.03	$0.01	$0.03	$0.04	$0.06

Basic weighted average common shares outstanding	157,437	146,157	126,877	151,828	126,497

Diluted weighted average common shares outstanding	164,618	154,514	133,111	159,606	131,242

Art Technology Group, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(UNAUDITED)

	Three months ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

Cash Flows from Operating Activities:
Net income	$4,174	$2,059	$4,620	$6,233	$7,594
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,063	2,764	2,417	5,827	4,680
Non-cash stock-based compensation expense	2,502	2,361	2,402	4,863	4,357
Amortization of investment premiums	1,023	308	-	1,331	-
Non-cash tax benefit	-	(1,073)	-	(1,073)	-
Net changes in operating assets and liabilities	(2,693)	3,130	(4,481)	437	(3,582)

Net cash provided by operating activities	8,069	9,549	4,958	17,618	13,049

Cash Flows from Investing Activities:
Purchases of marketable securities	(38,100)	(84,018)	(6,926)	(122,118)	(8,854)
Maturities of marketable securities	12,850	2,968	4,082	15,818	9,325
Purchases of property and equipment	(4,518)	(2,342)	(2,312)	(6,860)	(3,642)
Increase in other assets	63	(1,000)	-	(937)	-
Payment of acquisition costs, net of cash acquired	(37)	(15,140)	-	(15,177)	-

Net cash used in investing activities	(29,742)	(99,532)	(5,156)	(129,274)	(3,171)

Cash Flows from Financing Activities:
Proceeds from exercise of stock options	607	476	364	1,083	513
Proceeds from employee stock purchase plan	314	298	276	612	518
Net proceeds from equity offering	-	94,968	-	94,968	-
Repayment of acquired debt	-	(1,573)	-	(1,573)	-
Payment of employee restricted stock tax withholdings	(1,184)	(990)	(445)	(2,174)	(828)

Net cash provided by (used in) financing activities	(263)	93,179	195	92,916	203

Effect of foreign exchange rate changes on cash and cash equivalents	(275)	(266)	1,018	(541)	742
Net increase (decrease) in cash and cash equivalents	(22,211)	2,930	1,015	(19,281)	10,823
Cash and cash equivalents, beginning of period	60,249	57,319	57,221	57,319	47,413

Cash and cash equivalents, end of period	$38,038	$60,249	58,236	$38,038	$58,236

ART TECHNOLOGY GROUP, INC.
STATEMENTS OF OPERATIONS DATA
(In thousands)
(UNAUDITED)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
Equity-Related Compensation:

Cost of revenue	$576	$521	$488	$1,097	$898
Research and development	444	456	432	900	802
Sales and marketing	676	632	609	1,308	1,121
General and administrative	806	752	873	1,558	1,536

Total equity-related compensation	$2,502	$2,361	$2,402	$4,863	$4,357

Depreciation and Amortization:

Depreciation
Cost of revenue	$1,325	$1,060	$913	$2,385	$1,728
Research and development	336	323	301	659	570
Sales and marketing	113	121	192	234	368
General and administrative	80	99	85	179	162
	$1,854	$1,603	$1,491	$3,457	$2,828

Amortization
Cost of revenue	$495	$495	$399	990	799
Sales and marketing	714	666	527	1,380	1,053
	$1,209	$1,161	$926	$2,370	$1,852

Total depreciation and amortization	$3,063	$2,764	$2,417	$5,827	$4,680

Capital Expenditures:

Purchases of property and equipment	$4,518	$2,342	$2,312	$6,860	$3,642

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME
(In thousands, except per share data)
(UNAUDITED)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

Net income GAAP	$4,174	$2,059	$4,620	$6,233	$7,594

Amortization of acquired intangibles	1,209	1,161	926	2,370	1,852
Equity-related compensation	2,502	2,361	2,402	4,863	4,357
Tax adjustments	-	(1,073)	-	(1,073)	-
Restructuring charges	352	-	-	352	-

Net income (non-GAAP)	$8,237	$4,508	$7,948	$12,745	$13,803

Net income (non-GAAP) per share:

Basic	$0.05	$0.03	$0.06	$0.08	$0.11
Diluted	$0.05	$0.03	$0.06	$0.08	$0.11

Shares used in per share calculations:

Basic	157,437	146,157	126,877	151,828	126,497
Diluted	164,618	154,514	133,111	159,606	131,242

Reconciliation of Product License Bookings
(In thousands)
(UNAUDITED)

	Three months ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

Product license bookings	$18,185	$13,850	$16,612	$32,035	$28,960

Increase in product license deferred revenue	(5,632)	(5,219)	(7,292)	(10,851)	(11,978)

Product license deferred revenue recognized	3,798	4,226	4,256	8,024	9,524

Product license revenue	$16,351	$12,857	$13,576	$29,208	$26,506

Use of Non-GAAP Financial Measures

ATG is providing the non-GAAP historical and forward-looking financial measures presented above as the company believes that these figures are helpful in allowing individuals to better assess the ongoing nature of ATG's core operations. A "non-GAAP financial measure" is a numerical measure of a company's historical or future financial performance that excludes amounts that are included in the most directly comparable measure calculated and presented in the GAAP statement of operations.

Net income (non-GAAP) and net income per share (non-GAAP), as we present them in the financial data included in this press release, have been normalized to exclude the net effects of amortization of acquired intangible assets, equity-related compensation, non-cash tax adjustments and restructuring charges. Management believes that these normalized non-GAAP financial measures excluding these items better reflect the company’s operating performance as these non-GAAP figures exclude the effects of non-recurring or non-cash expenses. Management believes that these charges are not necessarily representative of underlying trends in the company's performance and their exclusion provides investors with additional information to compare the company's results over multiple periods.

ATG considers “product license bookings,” a non-GAAP financial measure which the company defines as the sale of perpetual software licenses regardless of the timing of revenue recognition under GAAP, to be an important indicator of growth in its software license business, as its business increasingly evolves toward a recurring, ratable revenue model.

The company uses these non-GAAP financial measures internally to focus management on period-to-period changes in the company's core business. Therefore, the company believes that this information is meaningful in addition to the information contained in the GAAP presentation of financial information. The presentation of this additional non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP.

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the tables above present the most directly comparable GAAP financial measure and reconcile non-GAAP net income and product license bookings to the comparable GAAP measures.

ATG Statement Under Private Securities Litigation Reform Act

This press release contains forward-looking statements about the company’s estimated revenue and earnings. These statements involve known and unknown risks and uncertainties that may cause ATG’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These risks include the effect of weakened or weakening economic conditions or perceived conditions on the level of spending by customers and prospective customers for ATG’s software and services; financial and other effects of cost control measures; quarterly fluctuations in ATG’s revenues or other operating results; customization and deployment delays or errors associated with ATG’s products; the risk of longer sales cycles for ATG’s products and ATG’s ability to conclude sales based on purchasing decisions that are delayed; satisfaction levels of customers regarding the implementation and performance of ATG’s products; ATG’s need to maintain, enhance, and leverage business relationships with resellers and other parties who may be affected by changes in the economic climate; ATG’s ability to attract and maintain qualified executives and other personnel and to motivate employees; activities by ATG and others related to the protection of intellectual property; potential adverse financial and other effects of litigation (including intellectual property infringement claims) and the release of competitive products and other activities by competitors. Further details on these risks are set forth in ATG’s filings with the Securities and Exchange Commission (SEC), including the company’s annual report on Form 10-K for the period ended December 31, 2009 and its quarterly report on Form 10-Q for the period ended March 31, 2010. These filings are available free of charge on a website maintained by the SEC at http://www.sec.gov.

CONTACT:
Art Technology Group, Inc.
Kim Maxwell, 617-386-1006
Director, Investor Relations
kmaxwell@atg.com